UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Zuora, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Zuora, Inc. (the “Company”) with a definitive proxy statement and a transaction statement on Schedule 13E-3 related to a proposed transaction in which Zodiac Acquisition Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Zodiac Purchaser, L.L.C., an affiliate of Silver Lake Group, L.L.C. (“Parent”), will be merged with and into the Company, with the Company being the surviving corporation (the “Proposed Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated October 17, 2024, by and among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of the following documents relating to the Proposed Transaction:

1.	Email from Tien Tzuo, Chief Executive Officer of the Company, sent to the Company’s employees, dated October 17, 2024.
2.	Employee Q&A Document.
3.	Customer Letter.
4.	Partner Letter.
5.	Industry Analyst Letter.
6.	Social media posts.

* * *

1.	On October 17, 2024, Tien Tzuo, the Chief Executive Officer of the Company, issued the following email to the Company’s employees relating to the Proposed Transaction.

My fellow ZEOs,

Today represents the start of a new phase in our journey together. We have reached an agreement with Silver Lake and GIC, and upon completion of this transaction, Zuora will become a privately held company. This is a significant milestone and a testament to the phenomenal company we have built together.

To start, I’d like to assure you of a few things:
•	Today, nothing changes and our work and focus continue on as they did before this announcement.
•	This is a take-private, not a take-over. Silver Lake and GIC are investing in us because they believe in and want to help us accelerate our vision.
•	I will continue on as CEO following the close of the transaction and couldn’t be more excited to be part of Zuora’s next phase.

I’d like to share how we came to this decision and what it means to all of us as ZEOs.

Why Silver Lake and GIC, Why This Transaction

Our vision has always been The World Subscribed. We led the global shift to the Subscription Economy, providing mission-critical technology that companies need to foster recurring relationships, drive recurring revenue and achieve recurring growth. Today, it is no longer enough to simply have one approach to monetization – our customers need to align and evolve their businesses to the needs of buyers. This  requires a dynamic mixed-model approach, which our end-to-end monetization suite uniquely powers. The need for our technology has never been greater.

This is an ambitious goal. Fulfilling it requires focusing on the needs of our customers, and it requires  investing in the critical areas that will help ensure long-term growth. We operate in a dynamic and sometimes challenging environment, and as a private company we will have strategic flexibility to enhance the products and services we provide.

Perhaps most importantly for our team, we’ve worked closely with Silver Lake since 2022, so they know our team and business well. Together, we’ll be able to continue innovating both organically and through strategic acquisitions. Their belief in our strategy, people and growth potential is evident.

Additionally, Silver Lake has a proven track record helping technology companies like ours achieve tremendous, durable growth. Just look at their successes with companies like Dell, GoDaddy and Motorola – where they achieved a 3x valuation increase for Dell in five years and 2x for GoDaddy in four years.

GIC is a leading global investment firm headquartered in Singapore that takes a long-term, disciplined approach to investing and is uniquely positioned across a wide range of asset classes and active strategies globally. Similar to Silver Lake, they have achieved tremendous successes in companies like ByteDance, Affirm and DoorDash. I'm looking forward to what this transaction will mean for our ZEOs, customers and partners.

Looking Ahead

While our ownership structure may be changing, our core mission, strategy, values and culture are not. Silver Lake and GIC recognize that our people are the foundation of our success. They are fully committed to helping us maintain our ZEO culture, which I’m proud to remain a part of, where all ZEOs are empowered to own our outcomes, make unique contributions and thrive. Between now and transaction close, the best thing we can do is stay focused on creating an unparalleled experience for our customers and supporting each other.

There are several steps and approvals required before we complete this process in the first calendar quarter of 2025, subject to customary closing conditions and approvals, including approval by Zuora stockholders. As we work through these steps, we remain a publicly traded company and are operating as usual. Between now and transaction close, the best thing we can do is stay focused on creating an unparalleled experience for our customers and supporting each other.

Global Business Update Meetings and More Information

Today’s announcement is the first step in this process and we are committed to providing you with as much information as we can. In the coming days, you will have a few opportunities to learn more details and ask initial questions about this news.

There will be two (2) Global Business Update Meetings: today, October 17th at 8:30 PM PDT and tomorrow, October 18th at 8:30 AM PDT. I hope you all can join one of the sessions. You may submit questions in advance here or during the sessions.

Additionally, each Ecomm function will host their own Town Halls over the course of the next week to listen to and address your questions and hear your thoughts.

For more information, please review our FAQs on Insider (requires VPN to access), share your questions in the #ask-tien-anything channel, or use this anonymous link. Given the regulatory nature of this process, I may not be able to answer all of your questions myself, but we will ensure FAQs are updated on a regular basis and shared across Zuora. Again, these are early days, so we may not have all the answers just yet. Any questions that are not answered today will be addressed and communicated to you as we are able to do so.

Lastly, please direct all investor questions to Luana Wolk and media questions to Margaret Juhnke.

Thank you for helping make Zuora what it is today. As ZEOs, you are the heart and soul of Zuora, and I am excited to partner with you on the next phase of our journey.

tien

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Zuora will file with the SEC a proxy statement, a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). Zuora may also file other documents with the SEC regarding the potential transaction. BEFORE MAKING ANY VOTING DECISION, ZUORA’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement, the Schedule 13E-3 and other documents that Zuora files with the SEC (when available) from the SEC’s website at www.sec.gov and Zuora’s website at investor.zuora.com. In addition, the proxy statement, the Schedule 13E-3 and other documents filed by Zuora with the SEC (when available) may be obtained from Zuora free of charge by directing a request to Zuora’s Investor Relations at investorrelations@zuora.com.

Participants in the Solicitation

Zuora and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Zuora’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of Zuora in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the proxy statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about Zuora’s directors and executive officers in Zuora’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on May 16, 2024 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in Zuora’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You can obtain free copies of these documents from Zuora using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction and its expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “estimates,” “expects,” “plans,” “potential,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (c) potential delays in consummating the proposed transaction; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; (e) the possibility that the Company’s stockholders may not approve the proposed transaction; (f) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s ability to implement its business strategy; (i) significant transaction costs associated with the proposed transaction; (j) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed transaction; (l) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (m) the ability of the Company to retain and hire key personnel; (n) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (o) legislative, regulatory and economic developments affecting the Company’s business; (p) general economic and market developments and conditions; (q) the legal, regulatory and tax regimes under which the Company operates; (r) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (s) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s Class A common stock; (t) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (u) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to our Form 10-Q filed with the SEC on August 29, 2024, our Form 10-K filed with the SEC on March 26, 2024 as well as other documents that may be filed by us from time to time with the SEC. These filings, as well as subsequent findings, are available on the investor relations section of the Company's website at investor.zuora.com or on the SEC's website at www.sec.gov. The statements in this communication represent our current beliefs, estimates and assumptions as of the date of this communication. Subsequent events and developments may cause our views to change. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication.

2.	On October 17, 2024, the Company issued the following Q&A Document for employees relating to the Proposed Transaction.

1.	What does this transaction mean for ZEOs?
•	While our ownership structure may be changing, our core mission, strategy, values and culture are not.
•	Following transaction close, Zuora will continue to be headquartered in Redwood City and led by Tien.
•
Silver Lake and GIC recognize that our people are the foundation of our success, and they are committed to helping us maintain our ZEO culture, where all ZEOs are empowered to own our outcomes, make unique contributions and thrive.

•	It is still early days, and there are still a number of steps between now and transaction close, which we expect will occur in the first calendar quarter of 2025.
•	Until then, there are no changes to our day-to-day operations.
•	We are counting on you to stay focused on creating an unparalleled experience for our customers and supporting each other.

2.	Why are we going private? Why now?
•	Zuora’s success is built on always being one step ahead.
•	We led the global shift to the Subscription Economy, providing mission-critical technology that companies need to foster recurring relationships, drive recurring revenue and achieve recurring growth.
•	Today, it is no longer enough to simply have one approach to monetization – companies need to align and evolve their business to the needs of buyers.
•	This requires a dynamic mixed-model approach, which our end-to-end monetization suite uniquely powers.
•	Doing so requires long-term focus on the needs of our customers and the flexibility to invest in the critical areas that will unlock long-term growth.
•	We operate in a dynamic and sometimes challenging environment, and as a private company, we will be better positioned to enhance the products and services we provide to our customers.

3.	Who are Silver Lake and GIC? Why are they the right partners for Zuora?
•
Silver Lake is a global technology investment firm headquartered in Menlo Park with offices throughout North America, Europe and Asia. The firm is well known for their portfolio of notable tech companies that include Dell, GoDaddy and Motorola.

•
GIC is a leading global investment firm headquartered in Singapore that takes a long-term, disciplined approach to investing and is uniquely positioned across a wide range of asset classes and active strategies globally.

•	We are confident that Silver Lake and GIC are the right partners to help us capture the huge opportunities we see ahead in the market.

•
Silver Lake and GIC have a proven track record helping technology companies like ours achieve tremendous, durable growth, and they bring invaluable industry expertise to support us on our ambitious goals.

•	Silver Lake knows our team and our business well, having been an investor in Zuora since 2022. Their belief in our strategy, people and growth potential is evident – they want us all to win together.
•
We view this transaction as an expansion of our long-standing partnership, one which will allow us to benefit from their additional focus and support as we continue delivering on our strategic priorities.

4.	Will my role or reporting structure be impacted? Will there be changes to my day-to-day responsibilities?
•	Today, nothing is changing, and our work and focus continues on as it did before this announcement.
•	Between now and transaction close, we are counting on you to stay focused on creating an unparalleled experience for our customers and supporting each other.

5.	When will the transaction be completed? What happens between now and close?
•	This announcement is just the first step in this process.
•	We expect the transaction to close in the first calendar quarter of 2025, subject to customary closing conditions and approvals, including approval by Zuora stockholders.
•	Today, nothing is changing, and our work and focus continue on as they did before this announcement.
•	The best thing we can do is stay focused on creating an unparalleled experience for our customers and supporting each other.

6.	Will this announcement have any impact on our compensation or benefits? Could they change post-close?
•	While we are excited to have reached this agreement, this announcement is only the first step in the process of becoming a private company.
•	Today, nothing is changing, and our work and focus continues on as it did before this announcement.
•	Your compensation and benefits remain unchanged.

7.	Will this announcement have any impact on the Corporate Bonus plan? What about for ZEOs who receive their bonus as 50% cash and 50% RSUs?
•	The final FY25 bonus payment will reflect our performance against our annual goals.
•	This payment may be paid in cash for everyone depending on the timing of when this transaction closes.

8.	Will there be any changes to the Zuora name and brand?
•	No. We will continue to operate under the same name and brand as we always have following transaction close.

9.	Will Zuora’s headquarters change? Will we have to relocate?
•	Zuora will remain headquartered in Redwood City following close.

10.	Who will lead the company following close?
•	Following close, Zuora will continue to be led by Tien.

11.	I own shares of Zuora stock. What happens to my shares when we become a private company?
•
ZEOs who are stockholders of Zuora will receive $10.00 in cash for each share of Zuora stock that you own upon closing of the transaction, which we expect will occur in the first calendar quarter of 2025.

12. What happens to my unvested equity awards prior to closing?
•	Your outstanding (unvested) equity awards will remain outstanding and continue to vest in accordance with their terms until the closing of the transaction.

13.	PROACTIVE: What happens to my vested and unvested equity awards at closing?
•
Upon the closing of the transaction, stock options then outstanding (whether or not vested and exercisable) with a per share exercise price below $10.00 will be canceled and in exchange for such option, the option holder will be entitled to receive an amount in cash equal to the excess of $10.00 over the option exercise price for each share of Zuora stock under the canceled option immediately prior to closing, subject to any required tax withholdings. Such amounts will be paid no later than the first regularly scheduled payroll date that occurs at least five business days following closing. Any stock options with an exercise price that is equal to or greater than $10.00 per share will be canceled for no consideration.

•
Upon the closing of the transaction, each Zuora restricted stock unit (RSU) award then outstanding will be canceled in exchange for the right to receive an amount in cash equal to $10.00 multiplied by the number of shares of unvested Zuora stock underlying such award immediately prior to closing. This is subject to any withholdings, and such amount will vest and become payable in accordance with the existing vesting schedule applicable to the corresponding restricted stock unit award.

•
Upon the closing of the transaction, each Zuora performance stock unit (PSU) award then outstanding that has been earned as of the closing in accordance with its terms will be canceled in exchange for the right to receive an amount in cash equal to $10.00 multiplied by the number of shares of Zuora stock underlying such award immediately prior to closing (with the number of shares of Zuora stock subject to any such award determined in accordance with the terms of the applicable award agreement governing such award), subject to any required tax withholdings and such amount will vest and become payable in accordance with the vesting schedule applicable to the corresponding performance stock unit award.

14.	What will happen to the Zuora employee stock purchase plan (ESPP)?
•
Going forward, no new offering or purchase period under the ESPP will commence, no new participants will be permitted to enter the ESPP and existing participants will not be allowed to increase or decrease their elections. The exercise date for the current offering or purchase period will be separately communicated to you but will be no later than December 16th.

•	Any shares purchased under the ESPP will be exchanged at closing for the right to receive $10.00 in cash.

15.  As a ZEO, can I continue to buy and sell Zuora stock until close?
•	Yes, provided you comply with Zuora’s Insider Trading Policy, including trading only in open trading windows.
•	We are currently in a closed trading window that is estimated to open in early December.
•	Until close, we will continue to operate as a public company.
•	ZEOs that have material information that is not publicly disclosed remain subject to all trading windows and restrictions until the acquisition closes.
•	If you have any questions about your trading ability, please contact corporatelegal@zuora.com.

16.	What are the next steps in this process?
•	The transaction is expected to close in the first calendar quarter of 2025, subject to customary closing conditions and approvals, including approval by Zuora stockholders.
•	Until then, we remain a publicly traded company, and there will be no changes to our day-to-day operations.
•	Your roles and responsibilities remain unchanged, and the best thing we can do is stay focused on creating an unparalleled experience for our customers and supporting each other.

17.	What should I tell customers / partners / other external stakeholders who ask me about the transaction?
•	You can tell them it is business as usual at Zuora as we work to complete this transaction, and they should see no changes to the way we work together.
•	We remain focused on helping companies evolve and adapt their business through a diverse and dynamic mix of revenue models.
•
Zuora has financial strength and, in partnership with Silver Lake and GIC, we will continue enhancing our capabilities and further building out our monetization suite, ultimately making us an even stronger partner.

•	Should they have specific questions about what this announcement means for them, please add them to this form.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Zuora will file with the SEC a proxy statement, a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). Zuora may also file other documents with the SEC regarding the potential transaction. BEFORE MAKING ANY VOTING DECISION, ZUORA’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement, the Schedule 13E-3 and other documents that Zuora files with the SEC (when available) from the SEC’s website at www.sec.gov and Zuora’s website at investor.zuora.com. In addition, the proxy statement, the Schedule 13E-3 and other documents filed by Zuora with the SEC (when available) may be obtained from Zuora free of charge by directing a request to Zuora’s Investor Relations at investorrelations@zuora.com.

Participants in the Solicitation

Zuora and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Zuora’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of Zuora in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the proxy statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about Zuora’s directors and executive officers in Zuora’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on May 16, 2024 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in Zuora’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You can obtain free copies of these documents from Zuora using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction and its expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “estimates,” “expects,” “plans,” “potential,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (c) potential delays in consummating the proposed transaction; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; (e) the possibility that the Company’s stockholders may not approve the proposed transaction; (f) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s ability to implement its business strategy; (i) significant transaction costs associated with the proposed transaction; (j) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed transaction; (l) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (m) the ability of the Company to retain and hire key personnel; (n) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (o) legislative, regulatory and economic developments affecting the Company’s business; (p) general economic and market developments and conditions; (q) the legal, regulatory and tax regimes under which the Company operates; (r) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (s) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s Class A common stock; (t) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (u) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to our Form 10-Q filed with the SEC on August 29, 2024, our Form 10-K filed with the SEC on March 26, 2024 as well as other documents that may be filed by us from time to time with the SEC. These filings, as well as subsequent findings, are available on the investor relations section of the Company's website at investor.zuora.com or on the SEC's website at www.sec.gov. The statements in this communication represent our current beliefs, estimates and assumptions as of the date of this communication. Subsequent events and developments may cause our views to change. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication.

3.	On October 17, 2024, the Company sent the following letter to customers relating to the Proposed Transaction.

Today, we announced an agreement to be acquired by Silver Lake and GIC.

Upon closing, Zuora will become a privately held company and will continue to be led by our Founder and CEO, Tien Tzuo. Zuora has financial strength, and in partnership with Silver Lake and GIC, we will continue enhancing our capabilities and building out our monetization suite, ultimately making us an even stronger partner to you.

Since our founding, Zuora has evangelized the shift to the Subscription Economy and evolution to complex revenue models, providing the technology necessary to monetize products and services. Today, it is no longer enough to simply have one approach to monetization – companies need to align and evolve their business to the needs of buyers. This requires a dynamic mixed-model approach, which our end-to-end monetization suite uniquely powers. We’re confident that, as a private company with the support and expertise of sophisticated partners like Silver Lake and GIC, we will accelerate our ability to do this.

Importantly, while our ownership structure may be changing, our core mission, strategy, values and culture are not. We remain fully committed to our customers. The Silver Lake and GIC teams bring a proven track record of helping technology companies like ours achieve tremendous, durable growth, and they bring invaluable industry expertise to support us on our ambitious goals.

The transaction is expected to close in the first calendar quarter of 2025, subject to customary closing conditions and approvals, including approval by Zuora stockholders. There are no changes to our day-to-day operations, your current company contacts remain the same, and your contract remains in effect. We’ll continue to provide you with the same industry-leading products and the highest levels of customer service. We’ll keep you informed as we have updates to share, and should you have any questions about what this means for you or our relationship, please do not hesitate to reach out to your account team.

Zuora was founded based on the idea that our technology could fundamentally shift the way companies do business, and this agreement represents just how far we have come in delivering on that vision. With Silver Lake and GIC as our partners, we’re confident that the best is yet to come for Zuora.

We look forward to continuing to serve you long into the future.

Sincerely,

Robbie Traube
Chief Revenue Officer and President, Zuora, Inc.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Zuora will file with the SEC a proxy statement, a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). Zuora may also file other documents with the SEC regarding the potential transaction. BEFORE MAKING ANY VOTING DECISION, ZUORA’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement, the Schedule 13E-3 and other documents that Zuora files with the SEC (when available) from the SEC’s website at www.sec.gov and Zuora’s website at investor.zuora.com. In addition, the proxy statement, the Schedule 13E-3 and other documents filed by Zuora with the SEC (when available) may be obtained from Zuora free of charge by directing a request to Zuora’s Investor Relations at investorrelations@zuora.com.

Participants in the Solicitation

Zuora and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Zuora’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of Zuora in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the proxy statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about Zuora’s directors and executive officers in Zuora’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on May 16, 2024 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in Zuora’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You can obtain free copies of these documents from Zuora using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction and its expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “estimates,” “expects,” “plans,” “potential,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (c) potential delays in consummating the proposed transaction; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; (e) the possibility that the Company’s stockholders may not approve the proposed transaction; (f) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s ability to implement its business strategy; (i) significant transaction costs associated with the proposed transaction; (j) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed transaction; (l) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (m) the ability of the Company to retain and hire key personnel; (n) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (o) legislative, regulatory and economic developments affecting the Company’s business; (p) general economic and market developments and conditions; (q) the legal, regulatory and tax regimes under which the Company operates; (r) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (s) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s Class A common stock; (t) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (u) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to our Form 10-Q filed with the SEC on August 29, 2024, our Form 10-K filed with the SEC on March 26, 2024 as well as other documents that may be filed by us from time to time with the SEC. These filings, as well as subsequent findings, are available on the investor relations section of the Company's website at investor.zuora.com or on the SEC's website at www.sec.gov. The statements in this communication represent our current beliefs, estimates and assumptions as of the date of this communication. Subsequent events and developments may cause our views to change. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication.

4.	On October 17, 2024, the Company sent the following letter to partners relating to the Proposed Transaction.

Dear Partner,

I’m writing with some exciting news about Zuora. Today, we announced an agreement to be acquired by Silver Lake and GIC.

Upon completion of the transaction, Zuora will become a privately held company. Our Founder and CEO, Tien Tzuo, will also continue to lead Zuora. We’re eager to be taking this step and believe it represents significant opportunities for our company and all of our stakeholders.

Since our founding, Zuora has evangelized the shift to the Subscription Economy and evolution to complex revenue models by providing the mission-critical technology they need to monetize products and services. Today, it is no longer enough to simply have one approach to monetization – companies need to align and evolve their business to the needs of buyers. This requires a dynamic mixed-model approach, which our end-to-end monetization suite uniquely powers. We’re confident that as a private company with the support and expertise of sophisticated partners like Silver Lake and GIC, we will be able to accelerate our ability to do this.

Importantly, while our ownership structure may be changing, our core mission, strategy, values and culture are not. We remain fully committed to our customers and partners, and we recognize that your partnership is integral to our continued success. We’re confident that this transaction will position us to be an even stronger partner to you moving forward.

The transaction is expected to close in the first calendar quarter of 2025, subject to customary closing conditions and approvals, including approval by Zuora stockholders. There are no changes to our day-to-day operations or your company contacts. As we work through this process, we’ll continue to work with you as we always have. We’ll keep you informed as we have updates to share, and should you have any questions about what this means for you or our relationship, please do not hesitate to reach out.

Zuora was founded based on the idea that our technology could fundamentally shift the way companies do business, and this agreement represents just how far we have come in delivering on that vision. With Silver Lake and GIC as our partners, we’re confident that the best is yet to come for Zuora.

Thank you for your continued partnership. We look forward to working with you long into the future.

Sincerely,

John Phillips, SVP and Head of Global Alliances & Robbie Traube, President and Chief Revenue Officer

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Zuora will file with the SEC a proxy statement, a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). Zuora may also file other documents with the SEC regarding the potential transaction. BEFORE MAKING ANY VOTING DECISION, ZUORA’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement, the Schedule 13E-3 and other documents that Zuora files with the SEC (when available) from the SEC’s website at www.sec.gov and Zuora’s website at investor.zuora.com. In addition, the proxy statement, the Schedule 13E-3 and other documents filed by Zuora with the SEC (when available) may be obtained from Zuora free of charge by directing a request to Zuora’s Investor Relations at investorrelations@zuora.com.

Participants in the Solicitation

Zuora and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Zuora’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of Zuora in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the proxy statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about Zuora’s directors and executive officers in Zuora’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on May 16, 2024 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in Zuora’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You can obtain free copies of these documents from Zuora using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction and its expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “estimates,” “expects,” “plans,” “potential,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (c) potential delays in consummating the proposed transaction; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; (e) the possibility that the Company’s stockholders may not approve the proposed transaction; (f) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s ability to implement its business strategy; (i) significant transaction costs associated with the proposed transaction; (j) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed transaction; (l) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (m) the ability of the Company to retain and hire key personnel; (n) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (o) legislative, regulatory and economic developments affecting the Company’s business; (p) general economic and market developments and conditions; (q) the legal, regulatory and tax regimes under which the Company operates; (r) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (s) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s Class A common stock; (t) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (u) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to our Form 10-Q filed with the SEC on August 29, 2024, our Form 10-K filed with the SEC on March 26, 2024 as well as other documents that may be filed by us from time to time with the SEC. These filings, as well as subsequent findings, are available on the investor relations section of the Company's website at investor.zuora.com or on the SEC's website at www.sec.gov. The statements in this communication represent our current beliefs, estimates and assumptions as of the date of this communication. Subsequent events and developments may cause our views to change. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication.

5.	On October 17, 2024, the Company sent the following letter to industry analysts relating to the Proposed Transaction.

Dear NAME,

I’m writing with some exciting news about Zuora. Today, we announced an agreement to be acquired by Silver Lake and GIC.

Upon completion of the transaction, Zuora will become a privately held company, which will continue to be led by our Founder and CEO, Tien Tzuo. Zuora has financial strength, and in partnership with Silver Lake and GIC, we will continue enhancing our capabilities and building out our monetization suite.

Since our founding, Zuora has evangelized the shift to the Subscription Economy and evolution to complex revenue models, providing the mission-critical technology necessary to monetize products and services. Today, it is no longer enough to simply have one approach to monetization – companies need to align and evolve their business to the needs of buyers. This requires a dynamic mixed-model approach, which our end-to-end monetization suite uniquely powers. We’re confident that the support and expertise of sophisticated partners like Silver Lake and GIC will accelerate our ability to do this as a private company.

Importantly, while our ownership structure may be changing, our core mission, strategy, values and culture are not. We remain fully committed to our customers. The Silver Lake and GIC teams bring a proven track record helping technology companies like ours achieve tremendous, durable growth and accelerate innovation. We’re confident that this transaction will best position us to continue going above and beyond to serve the 1,000+ companies worldwide who rely on our solutions every day.

In terms of next steps, the transaction is expected to close in the first calendar quarter of 2025, subject to customary closing conditions and approvals, including approval by Zuora stockholders. There will be no changes to our day-to-day operations. We’ll keep you informed as we have updates to share.

Zuora was founded based on the idea that our technology could fundamentally shift the way companies do business, and this agreement represents just how far we have come in delivering on that vision. With Silver Lake and GIC as our partners, we’re confident that the best is yet to come for Zuora.

If you have any questions about this news, please feel free to reach out. We look forward to our continued engagement.

Best,
Maria

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, Zuora will file with the SEC a proxy statement, a definitive version of which will be mailed or otherwise provided to its stockholders. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). Zuora may also file other documents with the SEC regarding the potential transaction. BEFORE MAKING ANY VOTING DECISION, ZUORA’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement, the Schedule 13E-3 and other documents that Zuora files with the SEC (when available) from the SEC’s website at www.sec.gov and Zuora’s website at investor.zuora.com. In addition, the proxy statement, the Schedule 13E-3 and other documents filed by Zuora with the SEC (when available) may be obtained from Zuora free of charge by directing a request to Zuora’s Investor Relations at investorrelations@zuora.com.

Participants in the Solicitation

Zuora and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Zuora’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the stockholders of Zuora in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be set forth in the proxy statement and Schedule 13E-3 and other materials to be filed with the SEC. You may also find additional information about Zuora’s directors and executive officers in Zuora’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on May 16, 2024 (the “Annual Meeting Proxy Statement”). To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the information printed in the Annual Meeting Proxy Statement, such information has been or will be reflected in Zuora’s Statements of Change in Ownership on Forms 3 and 4 filed with the SEC. You can obtain free copies of these documents from Zuora using the contact information above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. All statements other than statements of historical facts contained in this communication, including statements regarding the proposed transaction and its expected timing, completion and effects, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “estimates,” “expects,” “plans,” “potential,” “will,” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions.

Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results due to a variety of factors. Important factors that could cause actual outcomes or results to differ materially from the forward-looking statements include, but are not limited to, (a) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (b) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (c) potential delays in consummating the proposed transaction; (d) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; (e) the possibility that the Company’s stockholders may not approve the proposed transaction; (f) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (g) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (h) the Company’s ability to implement its business strategy; (i) significant transaction costs associated with the proposed transaction; (j) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (k) potential litigation relating to the proposed transaction; (l) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (m) the ability of the Company to retain and hire key personnel; (n) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (o) legislative, regulatory and economic developments affecting the Company’s business; (p) general economic and market developments and conditions; (q) the legal, regulatory and tax regimes under which the Company operates; (r) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (s) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s Class A common stock; (t) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (u) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors.

For information regarding other factors that could cause the Company’s results to vary from expectations, please see the “Risk Factors” section of the Company’s periodic report filings with the SEC, including but not limited to our Form 10-Q filed with the SEC on August 29, 2024, our Form 10-K filed with the SEC on March 26, 2024 as well as other documents that may be filed by us from time to time with the SEC. These filings, as well as subsequent findings, are available on the investor relations section of the Company's website at investor.zuora.com or on the SEC's website at www.sec.gov. The statements in this communication represent our current beliefs, estimates and assumptions as of the date of this communication. Subsequent events and developments may cause our views to change. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication.

6.	On October 17, 2024, the Company issued the following social media posts relating to the Proposed Transaction.

LinkedIn:

Twitter/X: